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         EXHIBIT 10.32 - Form of Agreement with Automotive Manufacturer

                                   [CUSTOMER]

Control #[CLIENT NUMBER]
[DATE]


Mr. Ernie Wagner
Strategic Solutions Group, Inc.
1598 Whitehall Road, Suite E
Annapolis, MD 21401


Dear Mr. Wagner:

  This will confirm the interest of the [Customer] in securing the services of Strategic Solutions Group, Inc. (SSG).

  1.  DESCRIPTION OF SERVICES. When and as requested by the [CUSTOMER] and as
      -----------------------
      described in the attached Work Plan (Attachment), SSG will design and develop a computer-based training program (CD-ROM) to provide consistent, accurate training in [PROJECT EQUIPMENT], set up procedures and troubleshooting on [PROJECT EQUIPMENT]. Additionally, SSG will conduct a mini front-end analysis on the [ADDITIONAL EQUIPMENT] at the [CUSTOMER LOCATION].

  2.  FEES AND EXPENSES. For the services described above, [CUSTOMER] shall pay
      -----------------
      SSG for services performed at the following rates:

             .    Design Phase (CD-ROM)                          $     XXX,XXX
             .    Development Phase (CD-ROM)                     $     XXX,XXX
             .    Standard/Mini Front-end Analysis               $      XX,XXX
                                                                 -------------
                                                       TOTAL:    $     XXX,XXX

      All prices set forth herein are fixed for the base term of this Agreement and shall be adjusted for any extension to the Agreement only upon [CUSTOMER'S] prior written approval.

  3.  INVOICES AND PAYMENTS.
      ----------------------

      A. Between the first and tenth day of each month, SSG shall submit invoices and supporting data in the manner and format specified by [CUSTOMER] covering services rendered and expenses incurred during the preceding month. All such invoices shall refer to this Agreement.

      B. [CUSTOMER] will make every effort to pay statements in good order within thirty (30) days from [CUSTOMER] receipt of same.

  4.  RECORDS, ART, KEYLINE, PLATES, ORIGINAL AND MASTER ELEMENTS RETENTION.
      ---------------------------------------------------------------------
      During the term of this Agreement and for a period of three (3) years thereafter, SSG shall retain all records in its possession arising from SSG's performance under this Agreement. SSG shall make all such records, art, keyline, plates, original and

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      master elements available to [CUSTOMER] for inspection and copying when requested by [CUSTOMER].

  5.  INDEPENDENT CONTRACTOR STATUS. In the performance of services hereunder,
      -----------------------------
      the relationship of SSG to [CUSTOMER] shall be that of an independent contractor and not that of an employee or agent of [CUSTOMER] (including the [CUSTOMER2] or [CUSTOMER3]) and [CUSTOMER] shall have no liability to SSG or arising from the actions of SSG except as otherwise specifically provided for herein.

  6.  CONFIDENTIALITY.
      ---------------

      A. Any information, regardless of its medium, concerning [CUSTOMER] (including the [CUSTOMER2] or [CUSTOMER3]), its services, personnel policies, or any other aspect of its business given to SSG or otherwise learned by SSG in the performance of this Agreement, shall be held in confidence and not be disclosed in identifiable form by SSG without the prior written consent of [CUSTOMER]. SSG shall not use the name of [CUSTOMER], the [CUSTOMER2] or [CUSTOMER3], or identifiable program data derived from its performance under this Agreement, unless prior approval is granted by [CUSTOMER].

      B. All media inquiries concerning [CUSTOMER'S] relationship with SSG shall be reviewed by [CUSTOMER] prior to the release of any information.

  7.  TITLE TO WORK PRODUCT. Except as otherwise specifically provided for
      ---------------------
      herein, all information, reports and data SSG develops or acquires in performing services hereunder shall belong to [CUSTOMER] without further consideration and shall be delivered to [CUSTOMER] upon completion of this Agreement or earlier if requested. [CUSTOMER] shall be free to use and disclose to others information and data SSG delivers to [CUSTOMER].

  8.  COPYRIGHT.
      ---------

      8.1. Title to Copyrights
           -------------------

           A. Any work of authorship created by SSG or SSG's employees (not Subcontractors) under this Agreement which is specially ordered or commissioned by [CUSTOMER] for use as a contribution to a collective work, as part of a motion picture or other audio-visual work, as a translation, as a supplementary work, as a compilation, as an instructional text, as a test, as answer material for a test, or as am atlas, shall be considered as a "Work for Hire" and all copyrights for such works of authorship shall belong to [CUSTOMER].

           B. In the event any portion of the work of authorship created by the SSG in performing the services hereunder does not qualify as "Work for Hire" the SSG hereby assigns the copyright to such work to [CUSTOMER], and SSG shall register such portion(s) of the work of authorship in the United States Copyright Office and then assign such registered Copyright(s) to [CUSTOMER].

           C. All such works of authorship shall bear a valid copyright notice designating the proper owner as the copyright owner, such as "(C)2001, [CUSTOMER]."

      8.2. Background Copyright License
           ----------------------------

           With regard to works of authorship delivered, or to be delivered, to [CUSTOMER] hereunder but which were created prior to performing the services hereunder, SSG hereby grants to [CUSTOMER] a permanent, nonexclusive, paid-up, worldwide license under each copyright or other proprietary right it owns and controls or has the

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           right to license, in each work of authorship fixed in any tangible medium of expression that SSG furnishes to [CUSTOMER] to use such work, to reproduce such work, to prepare derivative works based thereon, to distribute copies of such work publicly. SSG, when requested by [CUSTOMER], will obtain registration of each such background copyright in the United States Copyright Office and will provide to [CUSTOMER] a written Copyright License setting forth the rights licensed herein in a form that [CUSTOMER] may record in the United States Copyright Office.

      8.3. Indemnification
           ---------------

           SSG warrants that the transfer to [CUSTOMER] by ownership, by assignment or by license and [CUSTOMER'S] use of all or any portion of the works of authorship furnished to [CUSTOMER] hereunder will not infringe any proprietary rights (including patents, copyrights, trademarks, and trade secrets) of any other party. SSG will indemnify and defend [CUSTOMER] from any claim, liability, and expense, including, attorney's fees, arising out of any breach of the foregoing warranty, provided that the [CUSTOMER] notifies SSG in a timely fashion of such claim.

           In the event a claim of infringement is asserted, SSG may replace or modify any work of authorship furnished to [CUSTOMER] hereunder to make it noninfringing at no additional cost to [CUSTOMER], provided that [CUSTOMER] agrees that such replacement or modification achieves the substantive results of the original version of the work of authorship, or SSG shall procure at SSG's expense a license for [CUSTOMER] to use the right allegedly infringed.

      8.4. SSG's Obligations for Subcontractors
           ------------------------------------

           SSG shall not subcontract, or otherwise transfer, any of the work under this Agreement without first obtaining written permission from [CUSTOMER] that such work can be subcontracted. If such permission is granted by [CUSTOMER] then SSG must obtain in writing the following terms and conditions from each Subcontractor (that is, any nonemployee of SSG that is to do work for [CUSTOMER]) before the Subcontractor is permitted to undertake any work under this Agreement.

           All works of authorship required to be created in the performance of this Subcontract must be created by Subcontractor or Subcontractor's employees only.

           A.   Title to Copyrights Created Hereunder
                -------------------------------------

                (a) Any work of authorship created by Subcontractor or Subcontractor's employees under this Subcontract which is specially ordered or commissioned by [CUSTOMER] either directly or indirectly, for use as a contribution to a collective work, as part of a motion picture or other audio-visual work, a translation, as a supplementary work, as a compilation, as an instructional text, as a test, an answer material for a test, or as an atlas shall be considered as a "Work for Hire" and all copyrights for such works of authorship shall belong to [CUSTOMER].

                (b) In the event any portion of the work of authorship created by the Subcontractor in performing the services hereunder does not qualify as "Work for Hire" then Subcontractor hereby assigns the copyright to such work to [CUSTOMER], and

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                             Subcontractor shall register such portion(s) of the
                             work of authorship in the United States Copyright Office and then assign such registered Copyright(s) to [CUSTOMER].

                      (c) All such works of authorship shall bear a valid copyright notice designating the proper owner as the copyright owner, such as (degree)(C)2001, [CUSTOMER]."

           B.   Background Copyright License
                ----------------------------

                With regard to works of authorship. which are delivered, or to be delivered, to the [CUSTOMER] as a result of this Subcontract but which were created prior to performing the services hereunder, Subcontractor hereby grants to the [CUSTOMER] a permanent, nonexclusive, paid-up, worldwide license under each copyright it owns and controls or has the right to license, in each work of authorship fixed in any tangible medium of expression that Subcontractor furnishes directly or indirectly to the [CUSTOMER], to use such work, to reproduce such work, to prepare derivative works based thereon, to distribute copies of such work to the public, and to perform and display such work publicly. Subcontractor, when requested by the [CUSTOMER] will obtain registration of each such background copyright in the United States Copyright Office and will provide the [CUSTOMER] a written Copyright License setting forth the rights licensed hereinabove in a form that [CUSTOMER] may record in the United States Copyright Office.

           C.   Indemnification
                ---------------

                SSG and Subcontractor, jointly and severally, warrant that the transfer directly or indirectly to the [CUSTOMER] by ownership, by assignment or by license and the [CUSTOMER] use of all or any portion of the works of authorship furnished to the [CUSTOMER] hereunder will not infringe any proprietary rights (including patents, copyrights, trademarks, and trade secrets) of any other party.

                SSG and Subcontractor, jointly and severally, will indemnify and defend the [CUSTOMER] from any claim, liability, and expense, including attorney's fees, arising out of any breach of the foregoing warranty, provided that the [CUSTOMER] notifies SSG and/or Subcontractor in a timely fashion of such claim.

                In the event a claim of infringement is asserted, SSG and/or Subcontractor may replace or modify any work of authorship furnished to the [CUSTOMER] hereunder to make it noninfringing at no additional cost to the [CUSTOMER] provided that the [CUSTOMER] agrees that such replacement or modification achieves the substantive results of the original version of the work of authorship, or SSG and Subcontractor, jointly and severally, shall procure at their or its expense a license for the [CUSTOMER] to use the rights allegedly infringed.

  9.  WARRANTY/INDEMNIFICATION.
      ------------------------

      A. SSG warrants that any works of authorship, delivered hereunder to the [CUSTOMER] shall conform with all written specifications furnished to SSG by the [CUSTOMER] in connection with this Agreement.

      B. SSG further warrants that the transfer to the [CUSTOMER] and the [CUSTOMER's] use of any works of authorship, including the CD-ROM, delivered hereunder to the [CUSTOMER] shall not infringe the copyrights, patents or any other proprietary rights

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           of third parties. In the event any infringement or misappropriation claims are made by third parties, SSG shall, upon notification by the [CUSTOMER], and at its own expense, indemnify and defend such claims and hold the [CUSTOMER] harmless with regard to any costs (including attorney's fees), fines, penalties, or settlement of the matter in a manner that will allow the [CUSTOMER] to continue enjoying the benefits it contracted for under this Agreement.

       C. SSG shall indemnify and hold the [CUSTOMER] (including the [CUSTOMER2] and [CUSTOMER3]) harmless from and against any loss, cost, damage or expense, including reasonable attorney's fees, to the extent that such loss, cost, damage or expense arises out of claims or actions based upon SSG's performance under this Agreement except to the extent that such loss, cost, damage or expense results from the willful misconduct or gross negligence of the [CUSTOMER]. SSG shall notify the [CUSTOMER] immediately of any events, complaints or occurrences of any kind which could give rise to a claim or action against SSG or the [CUSTOMER].

  10.  IN-PROCESS REVIEW.  SSG must receive approval of the [CUSTOMER] for
       -----------------
       preliminary and final work.

  11.  EXCUSABLE DELAYS. SSG understands that the [CUSTOMER] requires prompt
       ----------------
       performance of all work hereunder in order to meet the [CUSTOMER'S] schedules and commitments and that time is of the essence with respect to this Agreement. Neither party, however, shall be responsible for any delay or failure to perform that is due to causes beyond its control and that could not have reasonably been foreseen or provided against.

  12.  TERM AND TERMINATION. This Agreement is for the period of [DATE] and
       --------------------
       shall continue through [DATE] and thereafter on a month-to-month basis unless terminated by either party upon seven (7) days' written notice to the other party.

  13.  NOTICES. All notices, demands, requests, covenants, approvals for other
       -------
       communications (collectively "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as set forth below or addressed to such other address as such party shall have specified most recently by written notice. Notices shall be deemed given on the date of service if personally served. Notices mailed as provided herein shall be deemed given on the third business day following the date so mailed.

                  To SSG:         Strategic Solutions Group, Inc.
                                  1598 Whitehall Road, Suite E
                                  Annapolis, MD 21401
                                  Attention: Mr. Ernie Wagner

                  To [CUSTOMER]:  [CUSTOMER]
                                  [CUSTOMER ADDRESS]
                                  [CUSTOMER CITY, STATE  ZIPCODE]
                                  Attention:  [CUSTOMER2 Representative]
                                              [CUSTOMER3 Representative]
                                              [CUSTOMER Representative]

  11.  GOVERNING LAW.  This Agreement shall be governed by, interpreted under,
       -------------
       and construed and enforces in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the [CUSTOMER State] applicable to agreements made to be performed wholly within the [CUSTOMER State].

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  12.  ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the
       ----------------
       parties and supersedes all prior contemporaneous agreements, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the matters contained herein.

  13.  MODIFICATION. Any modification to this Agreement must be in writing
       ------------
       signed by both parties. A request by either party to modify or revise this Agreement shall be made in writing to the other party.

  14.  ASSIGNEES AND SUBCONTRACTORS. This agreement and the rights, duties, and
       ----------------------------
       obligation hereunder may not be assigned or delegated by either party hereto without the prior written consent of the other party. Any assignment or delegation of rights, duties, or obligation hereunder made without the prior written consent of the other party hereto shall be void and of no effect.

  15.  TITLES AND HEADINGS. Titles and headings of sections of this Agreement
       -------------------
       are for convenience only and shall not affect the construction of any provision of this Agreement.

  16.  PARTIAL INVALIDITY. Any provision of this Agreement which is found to be
       ------------------
       invalid or unenforceable by any court in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such validity or unenforceability of such provision shall not affect the validity or enforceability of the remaining provisions hereof.

If the above terms are acceptable to SSG please so indicate by signing the enclosed copy of this letter in the space provided and returning it to the [CUSTOMER] thereby establishing our Agreement.

Very truly yours,

[CUSTOMER]


/s/ [CUSTOMER2] Representative           /s/ [CUSTOMER3] Representative
-----------------------------------      --------------------------------------
Individual Signature                     Individual Signature

/s/ [CUSTOMER2] Coordinator              /s/ [CUSTOMER3] Manager
-----------------------------------      --------------------------------------
Individual Signature                     Individual Signature

/s/ [CUSTOMER2] Assistant Director       /s/ [CUSTOMER3] Executive Director
-----------------------------------      --------------------------------------
Individual Signature                     Individual Signature


ACCEPTED:

/s/ Ernie Wagner                           [DATE SIGNED]
-----------------------------------      -----------------------------------
Ernie Wagner                             Date
Strategic Solutions Group, Inc.